UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. _____)

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Minden Bancorp, Inc.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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April 16, 2012

Dear Shareholder:

You are cordially invited to attend the Annual Meeting of Shareholders of Minden Bancorp, Inc.  The meeting will be held at the main office of MBL Bank located at 100 MBL Bank Drive, Minden, Louisiana  71055 on Tuesday, May 15, 2012 at 8:15 a.m., Central Time.

At our Annual Meeting, you will be asked to elect three directors for a three-year term and ratify the appointment of Heard, McElroy & Vestal, LLP, our independent registered public accounting firm, for the year ending December 31, 2012.  Each of these matters is more fully described in the accompanying materials.

It is very important that you be represented at the Annual Meeting regardless of the number of shares you own or whether you are able to attend the meeting in person.  We urge you to mark, sign, and date your proxy card today and return it in the envelope provided, even if you plan to attend the Annual Meeting.  This will not prevent you from voting in person at the Annual Meeting, but will ensure that your vote is counted if you are unable to attend.

Your continued support of Minden Bancorp, Inc. is sincerely appreciated.

Very truly yours,

Jack E. Byrd, Jr.
Chairman, President and Chief Executive Officer

MINDEN BANCORP, INC. 100 MBL Bank Drive Minden, Louisiana 71055 (318) 371-4156
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TIME	8:15 a.m., Central Time, Tuesday, May 15, 2012

PLACE	MBL Bank 100 MBL Bank Drive Minden, Louisiana

ITEMS OF BUSINESS	(1) To elect three directors for a three-year term expiring in 2015 and until their successors are elected and qualified;
(2) To ratify the appointment of Heard McElroy & Vestal, LLP as our independent registered public accounting firm for the year ending December 31, 2012; and
(3) To transact such other business, as may properly come before the meeting or at any adjournment thereof. We are not aware of any other such business.

RECORD DATE	Holders of Minden Bancorp, Inc. common stock of record at the close of business on April 2, 2012 are entitled to vote at the meeting.

ANNUAL REPORT	Our 2011 Annual Report on Form 10-K is enclosed but is not a part of the proxy solicitation materials.

PROXY VOTING
It is important that your shares be represented and voted at the meeting.  You can vote your shares by completing and returning the proxy card sent to you.  Most shareholders whose shares are held in “street” name can also vote their shares over the Internet or by telephone.  If Internet or telephone voting is available to you, voting instructions are printed on the voting instruction card you received.  You can revoke a proxy at any time prior to its exercise at the meeting by following the instructions in the accompanying proxy statement.

April 16, 2012	BY ORDER OF THE BOARD OF DIRECTORS Beverly Mayfield Corporate Secretary

MINDEN BANCORP, INC.

PROXY STATEMENT

ABOUT THE ANNUAL MEETING OF SHAREHOLDERS

We are furnishing this proxy statement to holders of common stock of Minden Bancorp, Inc., the holding company for MBL Bank.  We are soliciting proxies on behalf of our Board of Directors to be used at the Annual Meeting of Shareholders to be held at the main office of MBL Bank located at 100 MBL Bank Drive, Minden, Louisiana, on Tuesday, May 15, 2012 at 8:15 a.m., Central Time, and at any adjournment thereof, for the purposes set forth in the attached Notice of Annual Meeting of Shareholders.  This proxy statement is first being mailed to shareholders on or about April 16, 2012.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on May 15, 2012.  This proxy statement and our 2011 Annual Report on Form 10-K are available on our website at www.mblminden.com, under the “About Us” heading.  The same website address also contains information on how to obtain directions to attend the Annual Meeting.

What is the purpose of the Annual Meeting?

At our Annual Meeting, shareholders will act upon the election of directors and ratification of the appointment of our independent registered public accounting firm.  In addition, management will report on the performance of Minden Bancorp and respond to questions from shareholders.

Who is entitled to vote?

Only our shareholders of record as of the close of business on the record date for the meeting, April 2, 2012, are entitled to vote at the meeting. On the record date, we had 2,420,231 shares of common stock issued and outstanding and no other class of equity securities outstanding.  For each issued and outstanding share of common stock you own on the record date, you will be entitled to one vote on each matter to be voted on at the meeting, in person or by proxy.

How do I submit my proxy?

After you have carefully read this proxy statement, indicate on your proxy form how you want your shares to be voted.  Then sign, date and mail your proxy form in the enclosed prepaid return envelope as soon as possible.  This will enable your shares to be represented and voted at the Annual Meeting.

Can I attend the meeting and vote my shares in person?

Yes.  All shareholders are invited to attend the Annual Meeting.  Shareholders of record can vote in person at the Annual Meeting.  If your shares are held in “street” name, then you are not the shareholder of record and you must ask your broker or other nominee how you can vote at the Annual Meeting.

Can I change my vote after I return my proxy card?

Yes.  If you are a shareholder of record, there are three ways you can change your vote or revoke your proxy after you have sent in your proxy form.

•	First, you may complete and submit a new proxy form. Any earlier proxies will be revoked automatically.

•
Second, you may send a written notice in advance of the Annual Meeting to our Corporate Secretary, Ms. Beverly Mayfield, Minden Bancorp, Inc., 100 MBL Bank Drive, Minden, Louisiana 71055, stating that you would like to revoke your proxy.

•
Third, you may attend the Annual Meeting and vote in person.  Any earlier proxy will be revoked.  However, attending the Annual Meeting without voting in person will not revoke your previously issued proxy.

If your shares are held in “street” name and you have instructed a broker or other nominee to vote your shares, you must follow directions from your broker or other nominee to change your vote.

If my shares are held in “street name” by my broker, could my broker automatically vote my shares?

Your broker may not vote on the election of directors if you do not furnish instruction for such proposal.  You should use the voting instruction card provided by the institution that holds your shares to instruct your broker to vote your shares or else your shares may not be voted or may be considered “broker non-votes.”

Broker non-votes are shares held by brokers or nominees as to which voting instructions have not been received from the beneficial owners or the persons entitled to vote those shares and the broker or nominee does not have discretionary voting power under rules applicable to broker-dealers. Under these rules, the proposal to elect directors is not an item on which brokerage firms may vote in their discretion on behalf of their clients if such clients have not furnished voting instructions.

Your broker may vote in its discretion on the ratification of the appointment of our independent registered public accounting firm if you do not furnish instructions.

What constitutes a quorum?

The presence at the meeting, in person or by proxy, of the holders of a majority of the shares of common stock outstanding on the record date will constitute a quorum.  Proxies received but marked as abstentions and broker non-votes will be included in the calculation of the number of shareholders considered to be present at the meeting.

What are the Board of Directors’ recommendations?

The recommendations of the Board of Directors are set forth under the description of each proposal in this proxy statement.  In summary, the Board of Directors recommends that you vote (i) FOR the nominees for director described herein and (ii) FOR the ratification of the appointment of our independent registered public accounting firm.

The proxy solicited hereby, if properly signed and returned to us and not revoked prior to its use, will be voted in accordance with your instructions contained in the proxy.  If no contrary instructions are given, each proxy signed and received will be voted in the manner recommended by the Board of Directors and, upon the transaction of such other business as may properly come before the meeting, in accordance with the best judgment of the persons appointed as proxies.  Proxies solicited hereby may be exercised only at the Annual Meeting and any adjournment of the Annual Meeting and will not be used for any other meeting.

What vote is required to approve each item?

The election of directors will be determined by a plurality of the votes cast at the Annual Meeting.  The three nominees for director receiving the most “for” votes will be elected.  The affirmative vote of a majority of the total votes cast is required for approval of the proposal to ratify the appointment of Heard McElroy & Vestal, LLP for the fiscal year ended December 31, 2012.  Abstentions are considered in determining the presence of a quorum, but will not affect the plurality vote required for the election of directors or the vote to ratify the appointment of Heard McElroy & Vestal, LLP as our independent registered public accounting firm.  Under applicable rules, the proposal to ratify the appointment of the independent registered public accounting firm is considered a “discretionary” item upon which brokerage firms may vote in their discretion on behalf of their clients if such clients have not furnished voting instructions.

Your broker may not vote on the election of directors if you do not furnish instructions for such proposal.  You should use the proxy card provided by the institution that holds your shares to instruct your broker to vote your shares or else your shares will be considered “broker non-votes” as discussed above.

INFORMATION WITH RESPECT TO NOMINEES FOR DIRECTOR, CONTINUING DIRECTORS AND EXECUTIVE OFFICERS

Election of Directors (Proposal One)

Our Articles of Incorporation provide that the Board of Directors shall be divided into three classes as nearly equal in number as possible.  The directors are elected by our shareholders for staggered three-year terms and until their successors are elected and qualified.  The number of directors currently authorized by resolution of the Board is eight.

At this Annual Meeting, you will be asked to elect one class of directors, consisting of three directors, for a three-year term expiring in 2015 and until their successors are elected and qualified.  Shareholders of Minden Bancorp are not permitted to use cumulative voting for the election of directors.  Our Board of Directors, upon recommendation of the Nominating and Corporate Governance Committee, nominated Messrs. John P. Collins, F. Dare Lott, Jr. and Michael W. Wise to a three-year term expiring in 2015.  All of our current directors have served as directors of Minden Bancorp since its organization in September 2010, and all of such directors also serve as directors of MBL Bank, Minden Bancorp’s wholly owned subsidiary.  None of our directors or nominees for director are related to any of Minden Bancorp’s other directors or executive officers by blood, marriage or adoption.

Unless otherwise directed, each proxy executed and returned by a shareholder will be voted for the election of the nominees for director listed below.  If any person named as a nominee should be unable or unwilling to stand for election at the time of the Annual Meeting, the proxies will nominate and vote for any replacement nominee or nominees recommended by our Board of Directors.  At this time, the Board of Directors knows of no reason why any of the nominees listed below may not be able to serve as a director if elected.

The following tables present information concerning the nominees for director and each director whose term continues.  Ages are reflected as of December 31, 2011.  Service as a director includes service as a director of MBL Bank prior to the organization of Minden Bancorp, Inc. in 2010.  For purposes hereof, references to Minden Bancorp include its predecessor Minden Bancorp, Inc., a federal corporation, which merged with and into Minden Bancorp (which was initially formed in September 2010) on January 4, 2011 in connection with the second-step conversion of MBL Bank from the mutual holding company structure to the stock holding company structure.

Nominees for Director for a Three-Year Term Expiring in 2015

Name	Age	Principal Occupation During the Past Five Years/Public Directorships

John P. Collins	64
Director.  Owner and President of A.J. Price, Inc., an auto parts store, Minden, Louisiana, since 1970 and owner and President of A.J. Price Tire, LLC, Benton, Louisiana, since 2005.

Mr. Collins brings to the Board entrepreneurial and business management experience from successfully managing a business for more than 41 years. Mr. Collins also lives and works in Minden.

F. Dare Lott, Jr.	61
Director. Veterinarian and owner of the Minden Animal Clinic, Minden, Louisiana, since 1974; President of Plantation Farm, Minden, Louisiana, since 2009; owner and President of PetCare Animal Hospital, Haughton, Louisiana since 2006; President of I-20 Equine Associates, Minden, Louisiana, since 2002.

Mr. Lott brings to the Board his entrepreneurial and business management experience from successfully managing a number of businesses including operating a successful veterinary practice for more than 38 years. He also has extensive knowledge of Minden and the surrounding communities.

Michael W. Wise	53
Director.  Certified Public Accountant with Jamieson, Wise & Martin, Minden, Louisiana, since 1980.

Mr. Wise brings to the Board extensive financial experience as well as experience in public accounting resulting from his operation of an accounting firm for more than 31 years.

The Board of Directors recommends that you vote FOR election of the nominees for director.

Members of the Board of Directors Continuing in Office

Directors Whose Term Expires in 2013

Name	Age	Principal Occupation During the Past Five Years/Public Directorships

Russell A. Adams	86
Director and Secretary of the Board of Directors. Retired. Previously, served as President of MBL Bank, Minden, Louisiana, from 1960 to 1987.

Mr. Adams brings to the Board perspective and experience gained as a director for over fifty years and managing officer of MBL Bank for more than 25 years.

Jack E. Byrd, Jr.	65
Director. President and Chief Executive Officer of Minden Bancorp since January 2008; Chairman of the Board since September 2010; previously Senior Financial Advisor of Minden Bancorp and MBL Bank from April 2007 to January 2008; previously President, Regions Bank of North Louisiana, from 1999 to March 2007.

As Chairman, President and Chief Executive Officer, Mr. Byrd brings to the Board knowledge of Minden Bancorp’s operations, as well as perspective on its strengths, challenges and opportunities. He also brings more than 37 years of involvement in community banking in Webster Parish.

Michael S. Harper	60
Director. President and owner of Harper Motors, Inc., Minden, Louisiana from 1996 to present; President and owner of Julian Foy Motors, Inc., Many, Louisiana since 2003.

Mr. Harper brings to the Board his entrepreneurial and business management experience from successfully operating two automobile dealerships in Webster and Sabine Parishes as well as his in-depth knowledge of the communities that we serve.

Directors Whose Term Expires in 2014

Name	Age	Principal Occupation During the Past Five Years/Public Directorships

A. David Evans	70
President and Chief Executive Officer of MBL Bank from July 1989 to January 2008 and of Minden Bancorp from July 2002 to January 2008; Chairman of the Board of the predecessor of Minden Bancorp from 2002 to 2011 when it merged into Minden Bancorp.

Mr. Evans brings to the Board knowledge of Minden Bancorp’s operations through his service as President and Chief Executive Officer of Minden Bancorp for six years and of MBL Bank for 19 years.  He also brings extensive knowledge of and familiarity with the market area in which we operate.

R.E. Woodard, III	59
Director. Certified financial planner for Lincoln Financial Group, an insurance and investment management company headquartered in Philadelphia, Pennsylvania, since 1975.

Mr. Woodard brings to the Board his extensive knowledge of the insurance industry as well as his knowledge of the local business community.

Executive Officers Who Are Not Also Directors

The following individuals currently serve as executive officers of Minden Bancorp.  Age is reflected as of December 31, 2011.  References to Minden Bancorp include its predecessor, Minden Bancorp, Inc., a federal corporation.

Name	Age	Principal Occupation During the Past Five Years

Becky T. Harrell	60	Vice President, Chief Financial Officer and Treasurer of MBL Bank since 2002. Treasurer of Minden Bancorp since 2002 and Chief Financial Officer and Treasurer since September 2010.

Michael P. Burton	51
Senior Vice President and Senior Loan Officer; Secretary of Minden Bancorp from 2002 until 2011.  Senior Loan Officer of MBL Bank from April 2001 to June 2002 and Senior Vice President and Senior Loan Officer since July 2002.

In accordance with Minden Bancorp’s bylaws, our executive officers are elected annually and hold office until their respective successors have been elected and qualified or until death, resignation or removal by the Board of Directors.  There are no arrangements or understandings between Minden Bancorp and such persons pursuant to which they were elected as executive officers of Minden Bancorp and such officers are not related to any director or officer of Minden Bancorp by blood, marriage or adoption.

Director Compensation

Directors of new Minden Bancorp who also serve as directors of MBL Bank are not compensated by Minden Bancorp but compensated by MBL Bank for such service.  It is not anticipated that separate compensation will be paid to Minden Bancorp’s directors who also serve as directors of MBL Bank until such time as such persons devote significant time to the separate management of Minden Bancorp’s affairs, which is not expected to occur unless we become actively engaged in additional businesses other than holding the stock of MBL Bank.  We may determine that such compensation is appropriate in the future. The primary elements of MBL Bank’s director compensation program consist of equity compensation and cash compensation.

During fiscal 2011, members of MBL Bank’s Board of Directors received $1,300 per regular Board meeting held.  Board fees are subject to periodic adjustment by the Board of Directors. Each director also receives a retainer which is paid each January for services to be provided in the fiscal year. For services performed during fiscal 2011, each director of MBL Bank received an annual retainer of $8,000. Directors receive no additional compensation for service on committees. The members of the Board may also receive bonuses in December of each year.  In fiscal 2012, each director will receive $1,300 per regular Board meeting held as well as an annual retainer of $8,000.

The table below summarizes the total compensation paid to our non-employee directors for the fiscal year ended December 31, 2011.

Name	Fees Earned or Paid in Cash		Stock Awards(1)	Option Awards(1)	All Other Compensation		Total
Russell A. Adams	$26,200	(2)	$25,464	$10,030	$6,000	(3)	$67,694
John P. Collins	25,000		25,464	10,030	--		60,494
A. David Evans	25,000		25,464	10,030	36,000	(4)	96,494
Michel S. Harper	25,000		25,464	10,030	--		60,494
F. Dare Lott, Jr.	25,000		25,464	10,030	--		60,494
Michael W. Wise	25,000		25,464	10,030	--		60,494
R.E. Woodard, III	25,000		25,464	10,030	--		60,494

___________________
(1)
 Reflects the aggregate grant date fair value calculated in accordance with the Financial Accounting Standards Board’s (“FASB”) Accounting Standards Codification (“ASC”) Topic 718 related to grants of restricted stock awards and stock options to non-employee directors under the 2011 Recognition and Retention Plan and the 2011 Stock Option Plan on July 12, 2011.  Such grants vest pro rata over five years commencing on the first anniversary of the grant date.  Each non-employee director received awards of 2,122 shares of restricted stock and options covering 5,307 shares of common stock.  The options have an exercise price of $12.00 per share which was the fair market value of the common stock on the date of grant.  For a discussion of the assumptions used to establish the valuation of our stock options, reference is made to Note 14 of the Notes to Consolidated Financial Statements included in our 2011 Annual Report.  As of December 31, 2011, no portion of such grants had become vested.

(2)	Includes $1,200 for service as Secretary of the Board of Directors.
(3)	Reflects retirement payments.
(4)	Reflects the amount paid pursuant to his supplemental executive retirement agreement. See “Management Compensation – Benefit Plans – Supplemental Executive Retirement Agreements.”

Committees and Meetings of the Board of Directors

During the year ended December 31, 2011, the Board of Directors of Minden Bancorp, met eight times and MBL Bank met 12 times.  No director of Minden Bancorp attended fewer than 75% of the aggregate of the total number of Board meetings held during the period for which he has served as a director and the total number of meetings held by all committees of the Minden Bancorp Board on which he served.   Although members of Minden Bancorp’s Board of Directors are not subject to the independence standards set forth in the Nasdaq Stock Market listing standards since the common stock of Minden Bancorp is not a listed security, the Board has determined that a majority of its members (Messrs. Adams, Collins, Harper, Lott, Wise and Woodard) would be independent under such standards.

Membership on Certain Board Committees.  The Board of Directors of Minden Bancorp has established an Audit Committee, Compensation Committee and a Nominating Committee.  The following table sets forth the membership of such committees as of the date of this proxy statement.

Directors	Audit	Compensation	Nominating
Russell A. Adams			X
John P. Collins		X
Michael S. Harper			X*
F. Dare Lott, Jr.	X*	X*
Michael W. Wise	X
R.E. Woodard, III	X	X	X
*	Chairman

Nominating Committee. Minden Bancorp is not currently subject to the listing requirements of the Nasdaq Stock Market. However, subsequent to the completion of the second-step conversion in January 2011 it created a Nominating and Corporate Governance Committee (the “Nominating Committee”).  The Nominating Committee recommends to the full Board nominees for election as directors. The Nominating Committee also considers whether to nominate any person nominated pursuant to the provisions of Minden Bancorp’s bylaws relating to shareholder nominations.  Each member of the nominating committee is independent within the meaning of the listing standards of the Nasdaq Stock Market. The current members of the nominating committee are Messrs. Harper (Chairman), Adams and Woodard.  The Nominating Committee met twice in 2011 including meeting to consider director nominations and recommended nominees for the 2011 Annual Meeting. A copy of the Nominating and Corporate Governance Committee charter can be viewed on our website at www.mblminden.com.

Audit Committee.  The Audit Committee currently consists of Messrs. Lott (Chairman), Wise and Woodard. Dr. Lott serves as Chairman of the Committee, all of who are independent directors as defined in the rules of the Nasdaq Stock Market and the rules and regulations of the Securities and Exchange Commission.  The Audit Committee reviews audit reports prepared by our independent registered public accounting firm, recommends appointment of outside auditors and reviews internal audits.

Minden Bancorp has determined that Mr. Wise meets the requirements adopted by the Securities and Exchange Commission for qualification as the Audit Committee’s financial expert.  An audit committee financial expert is defined as a person who has the following attributes:  (i) an understanding of accounting principles generally accepted in the United States of America and financial statements; (ii) the ability to assess the general application of such principles in connection with the accounting for estimates, accruals and allowances; (iii) experience preparing, auditing, analyzing or evaluating financial statements that present a breadth and level of complexity or accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements, or experience actively supervising one or more persons engaged in such activities; (iv) an understanding of internal controls and procedures for financial reporting; and (v) an understanding of audit committee functions. The members of Minden Bancorp’s Audit Committee are not subject to the “independence” requirement set forth in the Nasdaq listing standards. The Audit Committee met six times in 2011. A copy of the Audit Committee charter can be viewed on our website at www.mblminden.com.

Compensation Committee. The Compensation Committee assists the Board of Directors in carrying out its responsibilities with respect to overseeing the compensation policies and practices of Minden Bancorp with its focus primarily on establishing the compensation for executives.  The Compensation Committee currently consists of Messrs. Lott (Chairman), Collins and Woodard. The Compensation Committee met once in 2011.  The Human Resource Committee of MBL Bank is composed of the same individuals and meets periodically to review and establish executive compensation including salaries, bonuses, perquisites and deferred/retirement compensation. The Human Resource Committee of MBL Bank met once in 2011.  The Stock Benefits Administration Committee, which currently consists of Messrs. Adams and Lott, is primarily responsible for administering Minden Bancorp’s stock benefit plans, including making grants pursuant to the terms of such plans.  A copy of our Compensation Committee charter can be viewed on our website at www.mblminden.com.

Board Leadership Structure

Mr. Byrd serves as the Chairman, President and Chief Executive Officer of the existing Minden Bancorp.  The Board of Directors of Minden Bancorp has determined that the appointment of our President and Chief Executive Officer as the Chairman of the Board of Minden Bancorp promotes a unity of vision for Minden Bancorp as it continues to implement its strategic goals, including completing its transformation to a community bank.  In addition, the President and Chief Executive Officer is the director most familiar with our business and operations and is best situated to lead discussions on important matters affecting the business of Minden Bancorp. By combining the President and Chief Executive Officer and Chairman positions, the Board believes there is a firm link between management and the Board which promotes the development and implementation of our corporate strategy and goals. The Board is aware of the potential conflicts that may arise when an insider chairs the Board, but believes these will be limited by existing safeguards which include the fact that as a financial institution holding company, the operations of Minden Bancorp are highly regulated.

Board’s Role in Risk Oversight

Risk is inherent with every business, particularly financial institutions. We face a number of risks, including credit risk, interest rate risk, liquidity risk, operational risk, strategic risk and reputational risk.  Management is responsible for the day-to-day management of the risks Minden Bancorp faces, while the Board, as a whole and through its committees, has responsibility for the oversight of risk management. In its risk oversight role, the Board of Directors ensures that the risk management processes designed and implemented by management are adequate and functioning as designed.

Directors’ Attendance at Annual Meetings

Directors are expected to attend the Annual Meeting of Shareholders absent a valid reason for not doing so. All of our then directors attended the Annual Meeting of Shareholders held in July 2011.

Director Nominations

Nominees for director of Minden Bancorp are considered by the Nominating Committee and recommended to the full Board of Directors.  The Nominating Committee will consider candidates for director suggested by other directors, as well as our management and shareholders.  A shareholder who desires to recommend a prospective nominee for the Board should notify our Corporate Secretary in writing with whatever supporting material the shareholder considers appropriate.  Our Articles of Incorporation provide that, subject to the rights of the holders of any class or series of stock having a preference over the common stock as to dividends or upon liquidation, all nominations for election to the Board of Directors, other than those made by or at the direction of the Board, shall be made by a shareholder who has complied with the notice provisions in the Articles of Incorporation.  Written notice of a shareholder nomination generally must be communicated to the attention of the Corporate Secretary and either delivered to, or mailed and received at, our principal executive offices not later than, with respect to an annual meeting of shareholders, 120 days prior to the anniversary date of the mailing of proxy materials by us in connection with the immediately preceding annual meeting of shareholders.  For our annual meeting in 2012, this notice must have been received by January 28, 2012.  No notices were received.

The charter of the Nominating Committee sets forth certain criteria the committee may consider when recommending individuals for nomination as director including: (a) ensuring that the Board of Directors, as a whole, is diverse and consists of individuals with various and relevant career experience, relevant technical skills, industry knowledge and experience, financial expertise (including expertise that could qualify a director as a “financial expert,” as that term is defined by the rules of the Securities and Exchange Commission), local or community ties and (b) minimum individual qualifications, including strength of character, mature judgment, familiarity with our business and industry, independence of thought and an ability to work collegially.  The committee also may consider the extent to which the candidate would fill a present need on the Board of Directors.

Code of Ethics

Minden Bancorp has adopted a comprehensive Code of Ethics for Employees, Officers and Directors which requires that our directors, officers and employees avoid conflicts of interest; maintain the confidentiality of information relating to Minden and its customers; engage in transactions in the common stock only in compliance with applicable laws and regulations and the requirements set forth in the Code of Ethics; and comply with other requirements which are intended to ensure that they conduct business in an honest and ethical manner and otherwise act with integrity and in the best interest of Minden Bancorp.  Our separate Code of Ethics for Senior Financial Officers specifically imposes standards of conduct on our chief executive officer, chief financial and accounting officer and other persons with financial reporting responsibilities who are identified in regulations issued by the Securities and Exchange Commission dealing with corporate codes of conduct.

Our directors, officers and employees are required to affirm in writing that they have reviewed and understand the Code of Ethics.  Copies of our Code of Ethics and Code of Ethics for Senior Financial Officers are available on our website at www.mblminden.com under the “About Us” heading.  In accordance with the requirements of the Securities and Exchange Commission’s Current Report on Form 8-K, we will disclose on Form 8-K the nature of any amendments to the Code of Ethics for Senior Financial Officers (other than technical, administrative, or other non-substantive amendments), our approval of any material departure from a provision of the Code of Ethics for Senior Financial Officers, and our failure to take action within a reasonable period of time regarding any material departure from a provision of this Code of Ethics for Senior Financial Officers that has been made known to any of our executive officers.

MANAGEMENT COMPENSATION

Summary Compensation Table

The following table sets forth a summary of certain information concerning the compensation paid by MBL Bank for services rendered in all capacities during the fiscal years ended December 31, 2011 and 2010 to the principal executive officer and the two other executive officers whose total compensation exceeded $100,000 during fiscal 2010.  Minden Bancorp, the holding company of MBL Bank, does not pay separate cash compensation to its executive officers.

Name and Principal Position	Fiscal Year	Salary	Bonus(1)	Stock Awards(2)	Option Awards(2)	All Other Compensation(3)	Total

Jack E. Byrd, Jr. Chairman, President and Chief Executive Officer	2011 2010	$200,000 191,667	$40,099 55,099	$148,596 --	$58,513 --	$70,354 60,622	$517,562 307,388

Becky T. Harrell Chief Financial Officer and Treasurer	2011 2010	78,750 77,083	13,500 15,000	22,200 --	8,977 --	26,934 23,776	150,361 115,859

Michael P. Burton Senior Vice President and Senior Loan Officer	2011 2010	114,500 114,000	24,500 22,500	28,200 --	11,340 --	29,533 27,864	208,073 164,364
___________________
(1)	Represents bonuses earned in the year reflected which were paid in the following fiscal year.

(2)
Reflects the aggregate grant date value calculated in accordance with FASB ASC Topic 718 for awards of restricted stock and stock options that were granted in July 2012.  Reflects the grant of 12,383, 2,350 and 1,850 shares of restricted stock to Messrs. Byrd and Burton and Ms. Harrell, respectively. Also reflects the grant of options covering 30,959, 6,000 and 4,750 shares to Messrs. Byrd and Burton and Ms. Harrell, respectively. The valuation of the restricted stock awards is based on a grant date fair value of $12.00.  The options have an exercise price of $12.00 per share which was the fair market value of the common stock on the date of grant.  The assumptions used in valuing the stock options are set forth in Note 14 of the Notes to the Consolidated Financial Statements included in the Annual Report on Form 10-K for the year ended December 31, 2011.  The restricted stock awards and options vest pro rata over five years beginning on July 12, 2012.   As of December 31, 2011, no portion of such grants had become vested.

(3)
Includes contributions by MBL Bank of $15,306, $8,220 and $5,625 to the accounts of Messrs. Byrd and Burton and Ms. Harrell, respectively, under the MBL Bank 401(k) Plan during fiscal 2011. Also includes the fair market value ($15.00) on December 31, 2011, the date shares of Minden Bancorp common stock were deemed allocated, multiplied by the 1,313.2478, 734.3464 and 502.5188 shares  (estimated) allocated to the employee stock ownership plan accounts of Messrs. Byrd and Burton and Ms. Harrell, respectively, for fiscal 2011.  Also includes $9,271 and $5,298 accrued for the benefit of Ms. Harrell and Mr. Burton, respectively, pursuant to supplemental executive retirement agreements. Includes $25,000 in directors’ fees paid to Mr. Byrd during fiscal 2011.  In addition, includes dividends paid on restricted stock awards in fiscal 2011 to Mr. Byrd, an automobile allowance for Mr. Byrd and Ms. Harrell and the expense of providing a company-owned automobile for Mr.  Burton.

Narrative to Summary Compensation Table

The Human Resource Committee of MBL Bank, in anticipation of the expected grants later in 2011 of equity awards by the Stock Benefits Administration Committee (assuming shareholder approval of the new stock benefit plans was obtained) which were expected to comprise a significant portion of the executive officers’ total compensation, determined to not adjust the base salaries of Messrs. Byrd and Burton from 2010 to 2011.  With respect to Ms. Harrell, upon review of her performance and other factors and taking into consideration the likelihood of grants to her of equity awards, the Human Resource Committee approved a slight increase in her base salary in fiscal 2011. The dollar amount of the executive officers’ salaries were generally determined by the Human Resource Committee’s review of the local market for chief executive officer, chief financial officer and chief lending officer compensation and were intended to ensure that MBL Bank remained competitive in attracting and retaining qualified senior executive officers.  Upon the completion of the immediately preceding fiscal year, the Human Resource Committee each year considers awarding discretionary cash bonuses to officers and employees.   In making such determination, the Human Resource Committee considers both the individual’s performance during the past fiscal year and his or her contribution to the Company’s performance and operations as well as the Company’s financial performance for the fiscal year just ended. In addition, in fiscal 2011, Mr. Burton received the use of an automobile to assist him in fulfilling his duties while Mr. Byrd and Ms. Harrell received an automobile allowance.

Outstanding Equity Awards at Fiscal Year-End

Minden Bancorp granted awards of restricted stock and stock options during fiscal 2011 to the named executive officers as described above.  The table below sets forth outstanding equity awards at our fiscal year-end, December 31, 2011, to Messrs. Byrd and Burton and Ms. Harrell.

					Stock Awards(1)
					Number of
	Option Awards(1)				Shares or	Market Value
	Number of Securities				Units of	of Shares or
	Underlying Unexercised		Option	Option	Stock That	Units of Stock
	Options		Exercise	Expiration	Have Not	That Have
Name	Exercisable	Unexercisable	Price	Date	Vested	Not Vested(2)
Jack E. Byrd, Jr.	2,932	1,956	$11.96	4/8/2018	18,840	$282,600
	8,345 --	12,522 30,959	6.31 12.00	1/13/2019 7/12/2021
Becky T. Harrell	10,456 --	-- 4,750	8.82 12.00	5/15/2013 7/12/2021	1,850	27,750
Michael P. Burton	13,941 --	-- 6,000	8.82 12.00	5/15/2013 7/12/2021	2,350	35,250
________________
(1)
The number of shares of common stock subject to options and unvested restricted stock awards granted prior to January 4, 2011, the date the second-step conversion was completed, were adjusted for the exchange ratio of 1.7427.

(2)
Calculating by multiplying the closing price of our common stock on December 31, 2011, which was $15.00, by the number of shares of common stock underlying the named executive officer’s unvested stock awards.

Employment Agreements

MBL Bank entered into an amended and restated employment agreement (the “Bank Agreement”) with Mr. Byrd dated as of January 10, 2012.  The Bank Agreement superseded his prior employment agreement entered into in 2009 (the “Original Agreement”) with MBL Bank and was revised and restated primarily to reflect the changes in the structure of the organization to a stock holding company.  At the same time MBL Bank entered into the Bank Agreement, Minden Bancorp entered into a companion employment agreement (the “Company Agreement”) with Mr. Byrd. The Bank Agreement and the Company Agreement are collectively referred to as the “Agreements.”  The terms of the Bank Agreement are substantially the same as those of the Original Agreement other than as required to reflect the reorganization of the organization and as required to comply with laws and regulations.

The Agreements are terminable with or without cause by Minden Bancorp or MBL Bank.  Mr. Byrd has no right to compensation or other benefits pursuant to the Agreements for any period after voluntary termination (other than for disability or retirement) or termination for cause or Mr. Byrd’s death. The Agreements provide that if (1) Mr. Byrd’s employment is terminated other than for cause, disability, retirement or death or (2) Mr. Byrd terminates his employment because certain adverse actions are taken with respect to his employment prior to a change in control, then Mr. Byrd will be entitled to, among other things, a cash severance payment as calculated in accordance with the terms of the Agreements, plus the continuation of certain miscellaneous fringe benefits.  If, following a change in control, as defined in the Agreements, Mr. Byrd’s employment is terminated as a result of certain adverse actions taken with respect to his employment, or by Minden Bancorp or MBL Bank other than for cause, disability, retirement or Mr. Byrd’s death, then he will be entitled to, among other things, a cash severance payment in such event as calculated in accordance with the terms of the Agreements as well as the continuation of certain miscellaneous fringe benefits.

The Agreements each contain a non-compete provision that restricts Mr. Byrd’s employment and business activities if his employment is terminated.  The non-compete provision, however, is not applicable if his employment is terminated for cause or following a change in control of the Company as defined in the Agreement.  Under the non-compete provision, Mr. Byrd may not become an officer, employee, consultant, director or trustee of another bank, or its affiliate, in Webster Parish or the surrounding parishes.  The non-compete provision of each of the Agreements has a term of two years from the date of Mr. Byrd’s termination of employment.

The Bank Agreement provides that if any of the payments to be made pursuant to its terms or otherwise upon termination of the executive officer’s employment are deemed to constitute “parachute payments” within the meaning of Section 280G of the Internal Revenue Code of 1986, as amended, then such payments and benefits will be reduced by the minimum amount necessary to result in no portion of the payments and benefits being non-deductible by MBL Bank for federal income tax purposes and not subjecting Mr. Byrd to a 20% excise tax.  The Company Agreement provides that severance payments payable to Mr. Byrd by the Company shall include the amount by which the severance benefits payable by MBL Bank are reduced as a result of Section 280G of the Internal Revenue Code.  In addition, the Company Agreement provides that the Company shall reimburse Mr. Byrd for any resulting excise and other taxes payable by him as a result of the foregoing payment.

A change in control is generally defined in the Agreements to include any change in ownership of MBL Bank or Minden Bancorp, any change in the effective control of MBL Bank or Minden Bancorp, or a change in the ownership of a substantial portion of the assets of MBL Bank or Minden Bancorp, in each case as provided under Section 409A of the Internal Revenue Code.

Benefit Plans

Supplemental Executive Retirement Agreements.  MBL Bank entered into supplemental executive retirement agreements with Messrs. Evans and Burton and Ms. Harrell which were amended and restated in 2008 in order to comply with Section 409A of the Internal Revenue Code.  Under the agreement with Mr. Evans, in consideration for remaining in the employ of MBL Bank until attaining age 70, Mr. Evans is receiving a supplemental annual benefit of $36,000 for a period of 10 years.  Mr. Evans commenced receiving payments in 2011 pursuant to the supplemental executive retirement agreement in the amount of $3,000 per month. If Mr. Evans dies before the supplemental benefits are paid for 10 years, the remaining supplemental benefits will be paid to his beneficiary or estate over the remaining period. The unfunded plan represents only a promise on the part to pay the benefits thereunder and is subject to the claims of its creditors.

The agreements with Ms. Harrell and Mr. Burton are substantially similar to the agreement with Mr. Evans except that the service requirement is until age 65 rather than to age 70 and the annual supplemental benefit for each officer is $12,000 rather than $36,000, in each case to be paid for a period of 15 years rather than 10 years.  In the event that Ms. Harrell or Mr. Burton die after they retire but before the supplemental benefits are paid for 15 years, the remaining supplemental benefits will be paid to his or her beneficiary or estate over the remaining period. In the event Ms. Harrell or Mr. Burton die before retirement, their supplemental benefits will be paid to his or her beneficiary or estate over the 15-year period commencing in the month following death. In the event of Ms. Harrell’s or Mr. Burton’s disability, MBL Bank will pay the annual supplemental benefit for the 15 year period commencing in the month next following the determination of his or her disability.

During 2011, MBL Bank accrued approximately $14,569 in the aggregate with respect to its obligations under the agreements.

Related Party Transactions

MBL Bank offers extensions of credit to its directors, officers and employees as well as members of their immediate families for the financing of their primary residences and other proposes.  These loans are made in the ordinary course of business, on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable loans with persons not related to MBL Bank and none of such loans involve more than the normal risk of collectability or present other unfavorable features.   None of these loans are disclosed as non-accrual, past due, restructured or potential problem loans.

Section 22(h) of the Federal Reserve Act generally provides that any credit extended by a savings institution, such as MBL Bank, to its executive officers, directors and, to the extent otherwise permitted, principal shareholder(s), or any related interest of the foregoing, must be on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions by the savings institution with non-affiliated parties; unless the loans are made pursuant to a benefit or compensation program that (i) is widely available to employees of the institution and (ii) does not give preference to any director, executive officer or principal shareholder, or certain affiliated interests of either, over other employees of the savings institution, and must not involve more than the normal risk of repayment or present other unfavorable features.

Under Minden Bancorp’s Audit Committee Charter, the Audit Committee is required to review and approve all related party transactions, as described in Item 404 of Regulation S-K promulgated by the Securities and Exchange Commission.

BENEFICIAL OWNERSHIP OF COMMON STOCK BY CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of April 2, 2012, certain information as to the common stock of Minden Bancorp beneficially owned by (i) each person or entity, including any “group” as that term is used in Section 13(d)(3) of the Exchange Act, who or which was known to Minden Bancorp to be the beneficial owner of more than 5% of the issued and outstanding common stock; (ii) the Minden Bancorp, Inc. Employee Stock Ownership Plan;  (iii) the directors of Minden Bancorp; (iv) certain executive officers of Minden Bancorp; and (v) all directors and executive officers of Minden Bancorp as a group.

Name of Beneficial Owner or Number of Persons in Group	Amount and Nature of Beneficial Ownership as of April 2, 2012(1)		Percent of Common Stock
Minden Bancorp, Inc. Employee Stock Ownership Plan 100 MBL Bank Drive Minden, Louisiana 71055	123,545		5.1%

Directors:
Russell A. Adams(2)	31,392		1.3
Jack E. Byrd, Jr.(2)(3)	117,760		4.8
John P. Collins(2)(4)	62,531		2.6
A. David Evans(2)(5)	63,714		2.6
Michael S. Harper(6)	36,455		1.5
F. Dare Lott, Jr.(2)	57,678		2.4
Michael W. Wise(2)(7)	23,578		1.0
R. E. Woodard, III(2)(8)	90,197		3.7

Other Executive Officers:
Michael P. Burton(2)(9)	55,282		2.3
Becky T. Harrell(2)(10)	35,624		1.5

All Directors and Executive Officers of Minden Bancorp as a group (10 persons)	574,211	(11)	23.2
_______________________________

(1)
Based upon information furnished by the respective individuals.  Under regulations promulgated pursuant to the Securities Exchange Act of 1934, as amended, shares of common stock are deemed to be beneficially owned by a person if he or she directly or indirectly has or shares (a) voting power, which includes the power to vote or to direct the voting of the shares, or (b) investment power, which includes the power to dispose or to direct the disposition of the shares.  Unless otherwise indicated, the named beneficial owner has sole voting and dispositive power with respect to the shares.  Except as noted, none of the shares reflected as being beneficially owned by executive officers and directors are pledged as security.

(Footnotes continued on next page)

__________________
(2)
Includes (i) shares held in trust by Minden Bancorp’s 2003 and 2011 Recognition and Retention Plans (the “RRP”) which have been awarded to the directors and executive officers and (ii) stock options which have been granted to the directors and officers under Minden Bancorp’s 2003 and 2011 Stock Option Plans and which are exercisable within 60 days of April 2, 2012, the Voting Record Date, as follows:

Name	RRP Shares	Stock Options
Russell A. Adams	2,122	4,888

Jack E. Byrd, Jr.	16,951	16,426

John P. Collins	2,122	4,888

A. David Evans	2,122	--

F. Dare Lott, Jr.	2,122	--

Michael W. Wise	2,122	--

R.E. Woodard, III	2,122	4,888

Michael P. Burton	2,350	13,941

Becky T. Harrell	1,850	10,456

Total	36,005	55,487

(3)	Includes 15,000 shares held by Mr. Byrd’s spouse and 5,367 shares allocated to Mr. Byrd pursuant to the ESOP.

(4)	Includes 21,783 shares held by Mr. Collin’s spouse.

(5)	Includes 1,197 shares held by Mr. Evans’s spouse and 15,000 shares held by a private family foundation for which Mr. Evans serves as secretary/treasurer.

(6)	Includes 10,000 shares held in a 401(k) Plan; 12,796 shares are pledged as collateral.

(7)	Includes 200 shares held by Mr. Wise’s minor children and 5,000 shares held in a 401(k) maintained by the accounting firm of which he is a joint owner.

(8)	Includes 4,800 shares held by Mr. Woodard’s spouse and 60,207 shares held by a company in which Mr. Woodard owns a 13.5% interest.

(9)	Includes 8,842 shares held jointly with his father, 392 shares held by Mr. Burton’s spouse and 13,557 shares allocated to Mr. Burton pursuant to the ESOP.

(10)	Includes 9,234 shares allocated to Ms. Harrell pursuant to the ESOP.

(11)	Includes options covering 55,487 shares which are exercisable within 60 days of April 2, 2012 and 28,158 shares allocated to executive officers pursuant to the ESOP.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires the officers and directors, and persons who own more than 10% of Minden Bancorp’s common stock to file reports of ownership and changes in ownership with the Securities and Exchange Commission.  Officers, directors and greater than 10% shareholders are required by regulation to furnish us with copies of all Section 16(a) forms they file.  We know of no person who owns 10% or more of Minden Bancorp’s common stock.

Based solely on our review of the copies of such forms furnished to us, or written representations from our officers and directors, we believe that during, and with respect to, the fiscal year ended December 31, 2011, our officers and directors complied in all respects with the reporting requirements promulgated under Section 16(a) of the Securities Exchange Act of 1934.

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (Proposal Two)

The Audit Committee of the Board of Directors of Minden Bancorp has appointed Heard McElroy & Vestal, LLP independent registered public accounting firm, to perform the audit of our financial statements for the year ending December 31, 2012, and further directed that the selection of auditors be submitted for ratification by the shareholders at the Annual Meeting.

We have been advised by Heard McElroy & Vestal, LLP that neither that firm nor any of its associates has any relationship with Minden Bancorp or its subsidiaries other than the usual relationship that exists between an independent registered public accounting firm and its clients.  Heard McElroy & Vestal, LLP will have one or more representatives at the annual meeting who will have an opportunity to make a statement, if they so desire, and will be available to respond to appropriate questions.

In determining whether to appoint Heard McElroy & Vestal, LLP as our independent registered public accounting firm, the Audit Committee considered whether the provision of services, other than auditing services, by Heard McElroy & Vestal, LLP is compatible with maintaining their independence.  During 2011, Heard McElroy & Vestal, LLP performed auditing services as well as reviewed our public filings.  The Audit Committee believes that Heard McElroy & Vestal, LLP’s performance of these services is compatible with maintaining the independent registered public accounting firm’s independence.

Audit Fees

The following table sets forth the aggregate fees paid by us to Heard McElroy & Vestal, LLP for professional services rendered in connection with the audit of Minden Bancorp’s consolidated financial statements for fiscal 2011 and 2010, as well as the fees paid by us to Heard McElroy & Vestal, LLP for audit-related services, tax services and all other services rendered during fiscal 2011 and 2010.

	Year Ended December 31,
	2011	2010
Audit fees (1)	$66,050	$35,000
Audit-related fees (2)	--	51,525
Tax fees (3)	7,500	7,500
All other fees	--	386
Total	$74,050	$94,411

(Footnotes on following page)

___________________
(1)
Audit fees consist of fees incurred in connection with the audit of our annual financial statements, the review of the interim financial statements included in our quarterly reports filed with the Securities and Exchange Commission, as well as work generally only the independent registered public accounting firm can reasonably be expected to provide, such as statutory audits, consents and assistance with and review of documents filed with the Securities and Exchange Commission.

(2)
Audit-related fees consisted in 2010 of fees incurred in connection with the review of the registration statement  filed in connection with the second-step conversion of Minden Bancorp including conducting comfort procedures, issuance of consents related to the registration statement and the issuance of a tax opinion.  The second-step conversion was completed in January 2011.

(3)	Tax fees consist primarily of fees paid with preparing federal and state tax returns and other tax related services.

The Audit Committee selects our independent registered public accounting firm and pre-approves all audit services to be provided by it to Minden Bancorp.  The Audit Committee also reviews and pre-approves all audit-related and non-audit related services rendered by our independent registered public accounting firm in accordance with the Audit Committee’s charter.  In its review of these services and related fees and terms, the Audit Committee considers, among other things, the possible effect of the performance of such services on the independence of our independent registered public accounting firm.

The Audit Committee pre-approves certain audit-related services and certain non-audit related tax services which are specifically described by the Audit Committee on an annual basis and separately approves other individual engagements as necessary.  The Chair of the Audit Committee has been delegated the authority to approve non-audit related services in lieu of the full Audit Committee.  On a quarterly basis, the Chair of the Audit Committee presents any previously-approved engagements to the full Audit Committee.

Each new engagement of Heard McElroy & Vestal, LLP was approved in advance by the Audit Committee or its Chair, and none of those engagements made use of the de minimis exception to pre-approval contained in the Securities and Exchange Commission’s rules.

The Board of Directors recommends that you vote FOR ratification of the appointment of
Heard McElroy & Vestal, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2012.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee has reviewed and discussed Minden Bancorp’s audited financial statements with management.  The Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards (“SAS”) No. 61, as amended, “Communications with Audit Committees” (AICPA, Professional Standards, Vol. 1. AU Section 380), as amended by SAS No. 90, “Audit Committee Communications,” as adopted by the Public Company Accounting Oversight Board in Rule 3200T.  The Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, and has discussed with the independent registered public accounting firm such firm’s independence.  Based on the review and discussions referred to above in this report, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in Minden Bancorp’s Annual Report on Form 10-K for fiscal year ended December 31, 2011, for filing with the Securities and Exchange Commission.

Members of the Audit Committee

F. Dare Lott, Jr.
Michael W. Wise
R.E. Woodard, III

SHAREHOLDER PROPOSALS, NOMINATIONS AND COMMUNICATIONS WITH THE BOARD OF DIRECTORS

Shareholder Proposals. Any proposal which a shareholder wishes to have included in the proxy materials of Minden Bancorp relating to the next annual meeting of shareholders of Minden Bancorp expected to be held in May 2013, must be received at the principal executive offices of Minden Bancorp, Inc., 100 MBL Bank Drive, Minden, Louisiana, 71055, Attention: Beverly Mayfield, Corporate Secretary, no later than December 17, 2012.  If such proposal is in compliance with all of the requirements of Rule 14a-8 under the Securities Exchange Act of 1934 it will be included in the proxy statement and set forth on the form of proxy issued for such annual meeting of shareholders.  It is urged that any such proposals be sent certified mail, return receipt requested.

Shareholder proposals that are not submitted for inclusion in Minden Bancorp’s proxy materials pursuant to Rule 14a-8 may be brought before an Annual Meeting pursuant to Article 8.D. of Minden Bancorp’s Articles of Incorporation.  Notice of the proposal must also be given in writing and delivered to, or mailed and received at, our principal executive offices by December 17, 2012.  The notice must include the information required by Article 8.D. of our Articles of Incorporation.

Shareholder Nominations. Our Articles of Incorporation provide that, subject to the rights of the holders of any class or series of stock having a preference over the common stock as to dividends or upon liquidation, all nominations for election to the Board of Directors, other than those made by or at the direction of the Board, shall be made by a shareholder who has complied with the notice provisions in the Articles of Incorporation.  Written notice of a shareholder nomination generally must be communicated to the attention of the Corporate Secretary and either delivered to, or mailed and received at, our principal executive offices not later than, with respect to an annual meeting of shareholders, 120 days prior to the anniversary date of the mailing of proxy materials by us in connection with the immediately preceding annual meeting of shareholders.  For our annual meeting in 2013, this notice must be received by December 17, 2012.  Each written notice of a shareholder nomination is required to set forth certain information specified in Article 5.F. of Minden Bancorp’s Articles of Incorporation.  We did not receive any shareholder nominations with respect to this Annual Meeting.

Other Shareholder Communications.  Shareholders who wish to communicate with our Board of Directors may do so by sending written communications addressed to the Board of Directors of Minden Bancorp, Inc., c/o Beverly Mayfield, Corporate Secretary, 100 MBL Bank Drive, Minden, Louisiana 71055.

ANNUAL REPORTS

A copy of our Annual Report on Form 10-K for the year ended December 31, 2011 accompanies this proxy statement.  Such report is not part of the proxy solicitation materials.

Upon receipt of a written request we will furnish to any shareholder without charge a copy of the exhibits to our Annual Report on Form 10-K for fiscal 2011.  Such written requests should be directed to Ms. Beverly Mayfield, Corporate Secretary, Minden Bancorp, Inc., 100 MBL Bank Drive, Minden, Louisiana 71055.  The Form 10-K is not a part of the proxy solicitation materials.

OTHER MATTERS

Management is not aware of any business to come before the Annual Meeting other than the matters described above in this proxy statement.  However, if any other matters should properly come before the meeting, it is intended that the proxies solicited hereby will be voted with respect to those other matters in accordance with the judgment of the persons voting the proxies.

The cost of the solicitation of proxies will be borne by Minden Bancorp.  Minden Bancorp will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending the proxy materials to the beneficial owners of Minden Bancorp’s common stock.

REVOCABLE PROXY
MINDEN BANCORP, INC.
 [X]   Please Mark Votes
          As in This Example

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF MINDEN BANCORP, INC. FOR USE AT THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 15, 2012 AND AT ANY ADJOURNMENT THEREOF.

The undersigned hereby appoints the Board of Directors of Minden Bancorp, Inc. or any successors thereto, as proxies with full powers of substitution, to represent and vote, as designated below, all the shares of common stock of Minden Bancorp, Inc. held of record by the undersigned on April 2, 2012 at the Annual Meeting of Shareholders to be held at the main office of MBL Bank located at 100 MBL Bank Drive, Minden, Louisiana on Tuesday, May 15, 2012, at 8:15 a.m., Central Time, or at any adjournment thereof.

1.           ELECTION of directors for a three-year term:

  [  ]   FOR                             [  ]    WITHHOLD                                [  ]   FOR ALL EXCEPT

Nominees for three-year term expiring in 2015: John P. Collins, F. Dare Lott, Jr. and Michael W. Wise

Instruction: To withhold authority to vote for any individual nominee, mark “For All Except” and write that nominee’s name in the space provided below.
____________________________________________________________________________________________________________

2.	PROPOSAL to ratify the appointment of Heard McElroy & Vestal, LLP as Minden Bancorp’s independent registered public accounting firm for the year ending December 31, 2012.

[  ]   FOR                                [  ]   AGAINST                                    [  ]   ABSTAIN

3.	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

PLEASE CHECK BOX IF YOU PLAN TO ATTEND THE MEETING → [  ]

The Board of Directors recommends that you vote “FOR” all the nominees listed above and “FOR” the ratification of the appointment of Heard McElroy & Vestal, LLP.

Please be sure to date this Proxy and sign in the box below.	Date
Shareholder sign above

----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
 ▲                   Detach above card, sign, date and mail in postage paid envelope provided.              ▲

MINDEN BANCORP, INC.

PLEASE ACT PROMPTLY
PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS.  THE SHARES OF MINDEN BANCORP, INC.’S COMMON STOCK WILL BE VOTED AS SPECIFIED.  IF NOT OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE BOARD OF DIRECTORS’ NOMINEES TO THE BOARD OF DIRECTORS, FOR THE RATIFICATION OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND OTHERWISE AT THE DISCRETION OF THE PROXIES. YOU MAY REVOKE THIS PROXY AT ANY TIME PRIOR TO THE TIME IT IS VOTED AT THE ANNUAL MEETING.

The above signed hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders of Minden Bancorp, Inc. called for May 15, 2012, the accompanying proxy statement and the Annual Report on Form 10-K prior to the signing of this Proxy.

Please sign this Proxy exactly as your name(s) appear(s) on this Proxy.
When signing in a representative capacity, please give title.  When shares are held jointly, only one holder need sign.

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.
___________________________________________________
___________________________________________________
___________________________________________________

VOTING INSTRUCTION BALLOT MINDEN BANCORP, INC.
____________________
MINDEN BANCORP, INC. EMPLOYEE STOCK OWNERSHIP PLAN
[X] Please Mark Votes	ANNUAL MEETING OF SHAREHOLDERS ____________________
As in This Example

The undersigned hereby instructs the Trustees of the Minden Bancorp, Inc. Employee Stock Ownership Plan (the “ESOP”) to vote, as designated below, all the shares of common stock of Minden Bancorp, Inc. allocated to my ESOP account as of April 2, 2012 at the Annual Meeting of Shareholders to be held at the main office of MBL Bank located at 100 MBL Bank Drive on Tuesday, May 15, 2012, at 8:15 a.m., Central Time, or at any adjournment thereof.

1.           ELECTION of directors for three-year term.

  [  ]   FOR                                [  ]   WITHHOLD                                           [  ]   FOR ALL EXCEPT

NOMINEES for three-year term expiring in 2015:	John P. Collins, F. Dare Lott, Jr. and Michael W. Wise

INSTRUCTION: To withhold authority to vote for any individual nominee, mark “For All Except” and write that nominee’s name in the space provided below.

----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
2.	PROPOSAL to ratify the appointment of Heard McElroy & Vestal, LLP as Minden Bancorp’s independent registered public accounting firm for the fiscal year ending December 31, 2012.

[  ]   FOR                                 [  ]   AGAINST                                                [  ]   ABSTAIN

3.	In their discretion, the Trustees are authorized to vote upon such other business as may properly come before the meeting.

The Board of Directors recommends that you vote “FOR” all the nominees listed above and “FOR” the ratification of the appointment of Heard McElroy & Vestal, LLP.

Please be sure to sign and date this Card.	Date
Participant sign above

Please sign, date and mail the voting instruction ballot in the postage paid envelope provided.

MINDEN BANCORP, INC.

PLEASE ACT PROMPTLY
PLEASE COMPLETE, DATE, SIGN AND MAIL THIS VOTING INSTRUCTION BALLOT  PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

THE SHARES OF MINDEN BANCORP, INC.’S COMMON STOCK WILL BE VOTED AS SPECIFIED.  IF NOT OTHERWISE SPECIFIED, THE SHARES WILL BE VOTED FOR THE NOMINEES TO THE BOARD OF DIRECTORS, FOR RATIFICATION OF MINDEN BANCORP, INC.’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, AND OTHERWISE AT THE DISCRETION OF THE TRUSTEES.

The above signed hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders of Minden Bancorp, Inc. and the accompanying Proxy Statement and Annual Report on Form 10-K prior to the signing of this voting instruction ballot.

Please sign this card exactly as your name appears on this voting instruction ballot.

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW.
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April 16, 2012

To:	Participants in the Minden Bancorp, Inc. Employee Stock Ownership Plan (the “ESOP”)

Re:       Instructions for voting shares of common stock of Minden Bancorp, Inc.

As described in the enclosed materials, proxies are being solicited in connection with the proposals to be considered at the upcoming Annual Meeting of Shareholders of Minden Bancorp, Inc.  We hope you will take advantage of the opportunity to direct the manner in which shares of common stock of Minden Bancorp allocated to your account(s) in Minden Bancorp’s ESOP will be voted. Please vote all the ballots you receive.

Enclosed with this letter is the Proxy Statement, which describes the matters to be voted upon, the 2011 Annual Report to Shareholders and a Voting Instruction Ballot.  After you have reviewed the Proxy Statement, we urge you to vote your allocated shares held in the ESOP by marking, dating, signing and returning the enclosed Voting Instruction Ballot to Beverly Mayfield, the Corporate Secretary.

We urge each of you to vote, as a means of participating in the governance of the affairs of Minden Bancorp.  If your voting instructions are not received, the shares allocated to your ESOP account will generally not be voted.  While I hope that you will vote in the manner recommended by the Board of Directors, the most important thing is that you vote in whatever manner you deem appropriate.  Please take a moment to do so.

Please note that the enclosed material relates only to those shares which have been allocated to you in your account under the ESOP.  If you also own shares of Minden Bancorp common stock outside of the ESOP, you should receive other voting material for those shares owned by you individually.  Please return all your voting material so that all your shares may be voted.

Sincerely,

Jack E. Byrd, Jr.
Chairman, President and Chief Executive
 Officer